Exhibit 99.1

Hyzon Motors Inc. Announces Initiation of Trading on Nasdaq

Under Ticker Symbol “HYZN”

ROCHESTER, NY (July 19, 2021) – Hyzon Motors Inc. (NASDAQ: HYZN) (“Hyzon”), a leading global supplier of zero-emission hydrogen fuel cell-powered heavy vehicles, announced that its Class A Common Stock will commence trading at market open today, July 19, 2021, on the Nasdaq Global Select market under the ticker symbol “HYZN”. This follows the previously announced closing of the business combination between Hyzon Motors USA Inc. (f/k/a Hyzon Motors Inc.) and Hyzon Motors Inc. (f/k/a Decarbonization Plus Acquisition Corporation).

“This exciting step marks the starting line for Hyzon Motors,” said Craig Knight, CEO of Hyzon. “Our public listing will foster greater awareness that the future of commercial transportation – hydrogen fuel cell-powered vehicles – is today’s reality. It’s the beginning of a new chapter in the history of Hyzon, as we accelerate the transition to hydrogen commercial transport worldwide, and advance our commitment to reducing carbon emissions in a sector that is one of the largest contributors to climate change.”

About Hyzon Motors Inc.

Headquartered in Rochester, N.Y., with U.S. operations also in Chicago and Detroit, and international operations in the Netherlands, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is a hydrogen mobility company with an exclusive focus on the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks and buses to customers in North America, Europe and around the world to address diesel transportation which is one of the single largest sources of carbon emissions globally. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of Hyzon’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021, the “Risk Factors” section of Hyzon’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

Hyzon Motors’ contacts

For investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

For U.S., Europe and Asia media:

Caroline Curran

Hill+Knowlton Strategies

+1 256-653-5811

caroline.curran@hkstrategies.com

For Australasian media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au